UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2006
Adeza Biomedical Corporation
(Exact name of registrant as specified in its charter)
000-20703
(Commission File Number)

Delaware	77-0054952
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
1240 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices, with zip code)
(408) 745-0975
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition
     On May 4, 2006 Adeza Biomedical Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2006. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 8.01 Other Events
     On May 4, 2006, the Company issued a press release announcing the submission to the United States Food and Drug Administration of a new drug application for GestivaTM, its product candidate for the prevention of recurrent preterm birth. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit 99.1	Press release dated May 4, 2006

Exhibit 99.2	Press release dated May 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEZA BIOMEDICAL CORPORATION

Date: May 4, 2006	By:	/s/ Mark D. Fischer Colbrie

Mark D. Fischer-Colbrie
Vice President, Finance and Administration and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
number	Description
99.1	Press release dated May 4, 2006

99.2	Press release dated May 4, 2006